SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|_| Confidential,  for Use of the Commission
    Only (as permitted by Rule 14a-(e)(2))
|_| Preliminary  proxy statement
|X| Definitive proxy statement
|_| Definitive  additional materials
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       MEDIWARE INFORMATION SYSTEMS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
  |X|  $125  per  Exchange  Act  Rules  0-11(c)(1)(ii),  14a-6(i)(1),  or
       14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
  |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1)  Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
  (5)  Total fee paid:


         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount previously paid:
-------------------------------------------------------------------------------

  (2)  Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------

  (3)  Filing party:
-------------------------------------------------------------------------------

  (4)  Date filed:
-------------------------------------------------------------------------------

                       MEDIWARE INFORMATION SYSTEMS, INC.
                           1121 Old Walt Whitman Road
                          Melville, New York 11747-3005

                                 PROXY STATEMENT

                                November 1, 1996


                  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mediware Information Systems, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 140 East 45th Street, 43rd Floor, New York, New York 10017 (offices of The Kaufmann Fund) on December 16, 1996 at 10:00 am., New York City time, and any adjournment thereof. This Proxy Statement and the related proxy card, together with the Company's Annual Report on Form 10-KSB and the financial statements of the Company for the fiscal year ended June 30, 1996, are first being sent to the Company's shareholders on or about November 1, 1996.

                  Proxies are being solicited by the Company from the holders of Common Stock with respect to the election of directors.

                  Please complete, sign, date and return the enclosed proxy. The proxy solicited hereby may be revoked at any time by executing and delivering a proxy of a later date, by delivering written notice of revocation to the Secretary of the Company or by attending the meeting and giving oral notice of the intention to vote in person. Properly executed, delivered and unrevoked proxies in the form enclosed will be voted at the Annual Meeting or any adjournment thereof in accordance with the directions thereon. In the absence of such directions, the proxy will be voted in accordance with the recommendations of management.

                  The only class of voting securities of the Company is its Common Stock, par value $0.10 per share ("Common Stock"), of which 4,939,344 shares were outstanding on November 1, 1996, each entitled to one vote. Only shareholders of record on the close of business on November 1, 1996 shall be entitled to vote at the Annual Meeting.

                  The holders of a majority of the issued and outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The favorable vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the election of Directors.

                  Abstentions will be reflected in the determination of number
of shares  present  and  entitled   to   vote  and   will   have   the
effect of a negative vote with respect to the election of directors. Brokers who hold shares in street names for customers will have the authority and will be entitled to vote on the election of directors if they have not received instructions from beneficial owners, so there will be no broker non-votes for the election of directors at the meeting. Unless contrary instructions are given, all proxies received pursuant to this solicitation will be voted in favor of the election of the nominees.

                              ELECTION OF DIRECTORS

                  As provided in the Restated Certificate of Incorporation of the Company and the By-Laws, as amended, the Board has fixed the number of directors at nine, which number is divided into three classes, with one class standing for election each year for three-year terms. The classes of the Board are kept as equal in size as practicable and each class has a minimum of three directors. The favorable vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the election of Directors.

                  At the Annual Meeting, three Class II directors are to be elected to hold office for a three-year term until the annual meeting following the 1999 fiscal year and until their successors have been elected and qualified. Unless otherwise directed, the proxies named in the accompanying form of proxy intend to vote FOR all of the nominees named below. If any such nominee should not be available for election, the persons named as proxies may vote in their discretion for another nominee designated by the Board of Directors in such person's place.

                  The information about the nominees and the present directors of the Company, and their security ownership, has been furnished by them to the Company. There are no family relationships between any of the nominees.

                  All of the nominees are currently directors of the Company. Certain information with respect to the three nominees, Joseph Delario, Walter Kowsh and John C. Frieberg, is as follows:

                           Class II Director Nominees

                  Joseph Delario, age 62, was President and Chief Executive Officer of Quadrocom, Inc., a business consulting firm, until December 31, 1992, and since then has been a business consultant and private investor in and active in the management of several computer service companies. Mr. Delario provided financial advisory services to the Company during the Company's last fiscal year, and the Company proposes to retain such services in the future. See "Other Matters". Mr. Delario received a B.A degree from Fairleigh Dickenson University in 1956.

                  Walter Kowsh, Jr., age 47, has been a director since 1990. He is a consultant programmer specializing in Client/Server database systems. He was a Senior Programmer Analyst with Brown Bros. Harriman & Co. from 1989 to 1992. From 1986 to 1989, he was a computer consultant with Howard Systems International. He received a B.A. degree from Queens College and an M.B.A. from the New York Institute of Technology, and is a diplomate of New York University in Computer Programming and Systems Design.

                  John C. Frieberg, age 62, was President, C.E.O. and Chief Financial Officer of the Company from 1992 to July 1995, and has been a director since 1993. Mr. Frieberg joined Digimedics Corporation, which later became a wholly owned subsidiary of the Company, as President in October 1989. Prior thereto, he was President of Caelus, Inc., an information system company, from 1988 to 1989; President of Synergy Computer Graphics Corp., a computer peripheral equipment company, from 1984 to 1988; and President of NCR/DPI Inc., a computer systems manufacturing company, from 1972 to 1982. Mr. Frieberg received a B.S. degree in Industrial Engineering from the University of California at Los Angeles.


                                CURRENT DIRECTORS

                  The current directors of the Company are as follows:

                               Class III Directors
                  (Term Expires at the Annual Meeting Following
                              the 1997 Fiscal Year)

                  Lawrence Auriana, age 52, has been Chairman of the Board of the Company since 1986 and a director since 1983. He has been a Wall Street analyst, money manager and venture capitalist for over 20 years. Since 1986, he has been Chairman, a director and, together with Mr. Hans Utsch, also a director of the Company, Portfolio Co-Manager of The Kaufmann Fund, a mutual fund that invests in small and medium-sized growth companies. He received a B.A. degree from Fordham University, studied at New York University Graduate School of Business, and is a senior member of The New York Society of Securities Analysts.

                  Jonathan H. Churchill, age 64, has been a practicing attorney in New York City since 1958 and is currently Counsel at Winthrop, Stimson, Putnam & Roberts. Mr. Churchill was a partner of Boulanger, Hicks, & Churchill, P.C., from January 1990 to May 1996, and of Marks, Murase & White from 1979 through 1989. Boulanger, Hicks, & Churchill P.C. and Winthrop, Stimson, Putnam & Roberts rendered legal services to the Company during the last fiscal year, and the Company has retained and proposes to retain Winthrop, Stimson, Putnam & Roberts during the current year. Mr. Churchill received a B.A. from Harvard College and an L.L.B. from Harvard Law School.

                  Clinton G. Weiman, M.D., age 71, has been a director since June 1996. From 1961 to January 1993 he was Corporate Medical Director, Senior Vice President of Citicorp/Citibank. Since January 1996, Dr. Weiman has been independently engaged as a consultant with the Federal Reserve. From 1956 to 1970 Dr. Weiman was engaged in private practice in New York, New York. Dr. Weiman received a B.A. degree from Princeton University and a medical degree from Cornell University Medical College. His appointments have included Clinical Associate Attending Physician at New York Hospital and Associate Professor, Clinical Medicine at Cornell University Medical College.

                                Class I Directors
                  (Term Expires at the Annual Meeting Following
                              the 1998 Fiscal Year)

                  Roger Clark, age 62, has been a director since 1983. From 1980 to 1987, he held a series of managerial positions in the computer products area with Xerox Corporation. Since 1987, he has been independently engaged as a micro-computer consultant and programmer. Mr. Clark is the author of seven books on micro-computing and a director of The Kaufmann Fund.

                  Hans Utsch, age 58, has been a director since 1985. He has been independently engaged in money management and investment banking for over 20 years. Since 1986, he has been President and, together with Mr. Lawrence Auriana, Portfolio Co-Manager of The Kaufmann Fund. He received a B.A. degree from Amherst College and an M.B.A. from Columbia University.

                  Les N. Dace, age 50, was appointed President and C.E.O. in July 1995. He joined the Company in November 1992 as General Manager for the Digimedics and Surgiware Product Centers. Prior thereto, he was Vice President of Sales and Marketing for PRX Pharmacy Systems, a Colorado-based company providing hospital pharmacy management systems and home health software solutions. From 1983 to 1987, he was employed by NBI, Inc. as divisional President for its computer peripherals and office supplies company. Mr. Dace has a B.S. degree in Electrical Engineering from the University of Missouri.

Board Meetings; Committees

                  The Board of Directors met three times during the fiscal year ended June 30, 1996. Messrs. Utsch, Kowsh and Frieberg attended fewer than 75% of the meetings of the Board.

                  The Company's Audit Committee is currently comprised of Messrs. Auriana and Clark. The Audit Committee did not meet during fiscal 1996. At the present time, the Company does not have a nominating committee. The Compensation Committee, which administers the 1982 Employee Stock Option Plan and the 1992 Equity Incentive Plan, consisting of Messrs. Clark, Delario and Auriana, took action one time during fiscal 1996.

Compensation of Directors

                  It has been the Company's practice, starting in 1987, to conserve cash by compensating directors for their services primarily through the grant of stock options and shares of Common Stock. In 1991 a Stock Option Plan for Non-Employee Directors (the "Plan") was adopted. Under the Plan, options to purchase 1,667 shares are granted annually on July 1 of each year until 1997 to each non-employee director of the Company (except for the Chairman, who is to receive options to purchase 5,000 shares). Options will be exercisable at 100% of fair market value of the Company's Common Stock on the date of grant, and payment may be in cash, the Company's Common Stock, or a combination thereof. An aggregate of 150,000 shares of Common Stock are subject to the Plan. Options granted under the Plan are not intended to qualify under Section 422 of the Code.

                  Pursuant to the Plan, each director in office on July 1, 1995, received for services as director during the ensuing 1996 fiscal year a grant of 1,667 options (5,000 shares in the case of the Chairman) exercisable at $1.00, which was the fair market value of the Company's Common Stock on July 2, 1995. These options vested and became exercisable in equal monthly installments during fiscal 1996.

                  Each director in office on July 1, 1995 also became entitled to receive a total of 2,500 shares of Common Stock (7,500 in the case of the Chairman), payable on July 1, 1996, for his services during fiscal 1996. The fair market value of the Company's Common Stock on July 1, 1996 was $3.75 per share.

Share Ownership

                  The following tables set forth the beneficial ownership of the Company's Common Stock as of September 30, 1996 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock,
(ii) each of the executive officers named in the Summary Compensation Table included elsewhere herein, (iii) each current director of the Company, (iv) each nominee for election as a director and (v) all directors and executive officers as a group:

                              Principal Shareholder

                                           Number of Shares
                                           Acquirable within    Percentage of
Name                    Number of Shares   60 Days<F1>           Class Owned<F2>
----                    ----------------   ----------           ------------
Lawrence Auriana<F3>       281,082          711,780<F4>            17.6%
140 East 45th Street
43rd Floor
New York, NY 10017
--------------------

<F1>     Reflects  the shares  which may be  acquired  by the  shareholder  upon exercise of options and warrants which are exercisable within 60 days of September 30, 1996.
<F2>     Based on the numbers of shares  outstanding at, plus shares  acquirable by Mr. Auriana within 60 days of, September 30, 1996.
<F3>     Mr. Auriana is also Chairman and a director of the Company.
<F4>     Includes 674,695 warrants granted to Mr. Auriana for his loans to the company in the bridge financings of the Company in fiscal 1995 and fiscal 1994.



        Share Ownership by Directors, Nominees, Named Executive Officers and Directors and Executive Officers as a Group

                                                                     Number of Shares
                                                                     Acquirable within            Percentage of
Names and Addresses<F1>                 Number of Shares                 60 Days<F2>               Class owned<F3>
--------------------                    ----------------                 --------                --------------

Lawrence Auriana                             281,082                       711,780                    17.6%
Jonathan H. Churchill                         19,524                         8,058                        *
Roger Clark                                    8,700                         9,863                        *
Les N. Dace                                        0                        57,500                     1.2%
Joseph Delario                               159,488                         8,058                     3.4%
John Frieberg                                  2,500                        37,639                        *
Walter Kowsh, Jr.                             29,247                         9,863                        *
Hans Utsch                                    96,450                         9,863                     2.1%
Clinton G. Weiman                                  0                           695                        *
John Esposito                                  1,100                        50,000                     1.0%
Thomas Mulstay                                     0                        50,000                     1.0%

All Directors and Executive
Officers as a group                          598,091                       953,319                    26.3%
(12 persons)

------------------------

<F1>     Addresses are as follows: Lawrence Auriana: see previous chart.
         Jonathan Churchill: One Battery Park Plaza, New York, New York 10004. Roger Clark: 330 Elm Street, Unit #1, New Canaan, CT 06840. Les Dace:
         1600 Green Hills Road, #105, Scotts Valley, CA 95066.  Joseph Delario:
         77 Independence Way North, Edgewater, NJ 07020. John Frieberg: 4402 South St. Andrew's Lane, Spokane, WA 99223. Walter Kowsh, Jr.: 64-08 136th Street, Flushing, NY 11367. Hans Utsch: 140 East 45th Street, 43rd Floor, New York, New York 10017. Clinton Weiman: 2 Roberta Lane, Greenwich, CT 06830. John Esposito: 1121 Old Walt Whitman Road, Melville, NY 11747-3005. Thomas Mulstay: 1121 Walt Whitman Road, Melville, NY 11747-3005.

<F2>     Reflects  the shares  which may be  acquired by the  shareholders  upon exercise of options and warrants which are exercisable within 60 days of September 30, 1996.

<F3>     Based on the number of shares  outstanding at September 30, 1996, plus, for each person or group, shares acquirable within 60 days of September 30, 1996.

*        Represents less than 1% of the Company's outstanding common stock.


                               EXECUTIVE OFFICERS

              The executive officers of the Company are as follows:

Name                        Age       Position
----                        ---       --------

Lawrence Auriana...........52         Chairman of the Board and Secretary
Les Dace...................50         President, CEO, CFO and General
                                      Manager - Surgiware
Rodger Wilson..............46         Vice President and General Manager -
                                      Digimedics - Pharmacy Division
Thomas Mulstay.............44         Vice President and General Manager -
                                      Hemocare
John Esposito..............37         Vice President - Sales - Mediware

                               -------------------

                  Lawrence Auriana has been Chairman of the Board of the Company since 1986 and a director since 1983. He has been a Wall Street analyst, money manager and venture capitalist for over 20 years. Since 1986, he has been Chairman, a director and, together with Mr. Hans Utsch, also a director of the Company, Portfolio Co-Manager of The Kaufmann Fund, a mutual fund that invests in small and medium-sized growth companies. He received a B.A. degree from Fordham University, studied at New York University Graduate School of Business, and is a senior member of The New York Society of Securities Analysts.

                  Les N. Dace was appointed President and C.E.O. in July 1995. He joined the Company in November 1992 as General Manager for the Digimedics and Surgiware Product Centers. Prior thereto, he was Vice President of Sales and Marketing for PRX Pharmacy Systems, a Colorado-based company providing hospital pharmacy management systems and home health software solutions. From 1983 to 1987, he was employed by NBI, Inc. as divisional President for its computer peripherals and office supplies company. Mr. Dace has a B.S. degree in Electrical Engineering from the University of Missouri.

                  Rodger P. Wilson joined the Company on June 30, 1996 as Vice President/General Manager of the Pharmacy Division. He was President and Chief Executive Officer of PRX Pharmacy Systems, Inc., from 1982 to 1992. Mr. Wilson was Vice President of Operations and Chief Information Officer of Concepts Direct, Inc., from 1992 to 1996. Mr. Wilson received a B.S. degree from the University of Wyoming School of Pharmacy and an M.S. degree from the University of Colorado Graduate School of Pharmacy.

                  Thomas Mulstay joined the Company as Vice President and was appointed General Manager, Hemocare in 1992. From 1989 to 1990, he was with Spectrum Healthcare Solutions, a joint venture of IBM, Inc. and Baxter Healthcare International, engaged in various sales positions. From 1986 to 1989 Mr. Mulstay was employed by Baxter Healthcare International, first as a Regional Sales Manager, then Regional Manager, then Regional Vice President. Previously he was a District Sales Manager at Terrano Corporation, a vendor of laboratory information systems to hospitals, National Hospital Marketing Manager at Metpath Laboratory, and a sales representative at Abbott Laboratories. Mr. Mulstay holds a B.S. degree from Assumption College.

                  John Esposito joined the Company as Vice President Sales in June 1990. From May 1986 to June 1990, he was employed in various sales positions by the Healthcare Division of Data General Corporation. He is a two-time member of Data General's Million Dollar Club, and was recognized in May 1990 as Data General's outstanding healthcare sales representative. Prior to joining Data General, he worked in a technical capacity in the Information Systems Department at the New York Public Library. He is a graduate of Syracuse University, with a B.S. degree in Marketing and Management Information Systems.


                             EXECUTIVE COMPENSATION

                  The following tables sets forth the compensation of the Chief Executive Officer of the Company and each of the other most highly compensated executive officers whose total annual salary and bonus was over $100,000 for the fiscal year ended June 30, 1996.

                           Summary Compensation Table
                                                                                  Long-Term Compensation
                                      Annual Compensation                              Awards                Payouts
                                                                Other
                                                                Annual      Restricted      Securities                     All Other
                                                                Compen-      Stock          Underlying        LTIP          Compen-
Name and Principal       Fiscal     Salary         Bonus         sation      Awards            Options        Payouts        sation
------------------
Positions<F1>             Year      ($)           ($)            ($)             ($)           SARs (#)           ($)         ($)
---------                -------  -----------   -----------   -------------  ---------------    ---------       -----------   -----
Les N. Dace              1996      110,000        52,560        --              --              50,000           --         262
President, CEO and CFO   1995       75,000        60,731        --              --               --              --         262
                         1994       75,000        34,426        --              --              30,000           --         262

John Esposito            1996       70,000        71,795        --              --               --              --         262
Vice President, Sales    1995       70,000        50,595        --              --               --              --         250
                         1994       70,000        36,183        --              --              30,000           --         241

Thomas Mulstay           1996       75,000       130,313        --              --               --              --         232
Vice President & General 1995       75,000        90,662        --              --               --              --         215
Manager, Hemocare        1994       75,000        59,011        --              --              30,000           --         205

------------------------

<F1>     The amount of salary and bonus for fiscal 1996 for the other  executive officers did not meet the threshold reporting requirement under the rules of the Commission.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                  The following table sets forth certain information concerning options to purchase Common Stock in fiscal 1996 granted to the individuals named in the Summary Compensation Table. No stock appreciation rights were granted in fiscal 1996.


                 Number of      % of Total
                 Securities     Options
                 Underlying     Granted to
                 Options        Employees in      Exercise         Expiration
 Name            Granted        Fiscal Year       Base Price          Date
 ----            ----------     ------------      -----------       -----------

Les Dace         50,000<F1>     100%             $1.00          July 1, 2005
John Esposito      --               --                --                --
Thomas Mulstay     --               --                --                --


------------------------

<F1>     Options are exercisable 25%, 50%, 75% and 100% on July 1, 1996, July 1,
         1997, July 1, 1998 and July 1, 1999, respectively.

                   FISCAL 1996 OPTION/SAR EXERCISES AND VALUE
                     OF OUTSTANDING OPTIONS AT JUNE 30, 1996

                  The following table sets forth options exercised by the named executive officers during fiscal 1996 and the number and value of options held by them at June 30, 1996. No stock appreciation rights were granted and there were no outstanding stock appreciation rights at June 30, 1996. The fair market value on such date was $3.75 per share.



                                               Number of
                                               Securities
                                               Underlying                    Value of
               Shares                          Unexercised                  Unexercised
               Acquired on       Value         Options at End            In-the-Money Options
Name           Exercise          Realized      of Fiscal Year             End of Fiscal Year
----           ------------      ---------     ---------------            --------------------
                                           Exercisable   Unexercisable    Exercisable          Unexercisable
                                           -----------   -------------    -----------          --------------
Les N. Dace      --               --          45,000       50,000           $112,350            $137,500
John Esposito    --               --          50,000         0               122,300                0
Thomas Mulstay   --               --          50,000         0               122,300                0



Employment Agreements

                  Messrs. Dace, Esposito and Mulstay have employment agreements or understandings with the Company providing for minimum compensation levels of $110,000, $70,000 and $75,000, respectively, plus bonuses based on percentages of 5%, 2% and 1%, respectively, of gross profits. Additionally, Mr. Mulstay's agreement provides for additional bonuses based on percentages of additional measures of performance, such as net profits, gross profit on new sales and reseller sales. Mr. Esposito and Mr. Mulstay's agreements have non-compete and confidentiality covenants. All three agreements also provide for grants of stock options and for three months' (two months' in the case of Mr. Esposito) severance pay in case of involuntary termination.

1982 Employee Stock Option Plan

                  In 1982, the Company adopted an employee stock option plan (the "1982 Plan") for officers and other key employees, not including directors. Options are non-transferable except in the case of death. Options currently outstanding under the 1982 Plan generally vest and become exercisable in monthly installments over a two or three-year period, with each installment remaining exercisable for a five-year period after it vests. No options intended to be incentive stock options under the Internal Revenue Code of 1986 ("Code") are currently outstanding. No options may currently be granted under this Plan. The expiration of certain options previously granted under this Plan whose terms would have ended in fiscal 1996 have been suspended pending the satisfaction of legal requirements preventing their exercise.

1992 Equity Incentive Plan

                  Awards granted under the 1992 Equity Incentive Plan (the "Equity Incentive Plan") include a wide range of Common Stock-based awards. Officers and other management employees of the Company are eligible to participate in the Equity Incentive Plan. The maximum number of shares of Common Stock which may be issued under the Equity Incentive Plan at any time is 20% of the outstanding shares of the Company's Common Stock, except that no more than 500,000 shares may be issued pursuant to incentive stock options. No awards may be granted after the year 2002. The term of each stock option is to be determined by the Compensation Committee but may not exceed ten years from the date of grant. The option price of each stock option is payable in cash, in shares of the Company's Common Stock, or by a combination thereof. The option agreements granted to date provide that, in the event of a change of control of the Company, the exercise of such options may be accelerated by the Committee.

Stock Option Plan for Non-Employee Directors

                  The Stock Option Plan for Non-Employee Directors is described above under "Compensation of Directors."


                                  OTHER MATTERS

                  The Company has agreed with Joseph Delario, a nominee for director, and an investment banking firm of which Messrs. Auriana and Utsch are principals that Mr. Delario and such firm will continue to render investment banking advice to the Company and that, if any merger, acquisition, divestiture or analogous transaction is successfully consummated as a result of their efforts, the Company will pay to Joseph Delario and/or such investment banking firm, a total fee related to the value of the company acquired or divested on the basis of 5% of the first $2 million, 4% of the second $2 million, 3% of the third $2 million, 2% of the fourth $2 million and 1% of any additional amounts.

                  On June 17, 1996, pursuant to the above agreement, as modified, Mr. Delario received $150,000 of shares of the Company's Common Stock as a fee in connection with the acquisition by Digimedics Corporation, a wholly owned subsidiary of the Company, from Continental Healthcare Systems, Inc. of Continental's Pharmakon division and all of the issued and outstanding capital stock of JAC Computer Services Limited.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

                  A report on Form 3 for Clinton G. Weiman, reporting no transactions, was filed three and one half weeks late. Three reports on Forms 4 and 5 for Joseph Delario, to report an aggregate of six transactions, have not yet been filed, but are currently in the process of being filed.


                      SHAREHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

                  Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Company must be received by the Company at its offices at 1121 Old Walt Whitman Road, Melville, New York 11747-3005, no later than July 4, 1997, and must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the proxy statement of the Company at that meeting.



                                  MISCELLANEOUS

                  A representative of Richard A. Eisner & Company, the Company's independent auditors, is expected to be present at the meeting. The representative will be afforded an opportunity to make a statement and will be available to respond to questions by shareholders.

                  Officers and regular employees of the Company, without extra compensation, may solicit the return of proxies by mail, telephone, telegram and personal interview. Certain holders of record such as brokers, custodians and nominees are being requested to distribute proxy materials to beneficial owners and to obtain such beneficial owners' instructions concerning the voting of proxies.

                  The cost of solicitation of proxies (including the cost of reimbursing banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy soliciting material to beneficial owners) will be paid by the Company.

                          TRANSACTION OF OTHER BUSINESS

                  The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matters are properly brought before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.


                                      By order of the Board of Directors



                                      Lawrence Auriana, Secretary
Dated:  November 1, 1996

PROXY                                                                     PROXY
                       MEDIWARE INFORMATION SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Lawrence Auriana, Les N. Dace and Hans Utsch, and each of them, acting alone or jointly, as attorneys and agents, with full power of substitution, to vote as proxy all of the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of the Shareholders of Mediware Information Systems, Inc., to be held at 140 East 45th Street, 43rd Floor, New York, New York 10017 (the offices of The Kaufmann
Fund) at 10:00 a.m. on December 16, 1996, and any adjournments thereof, with respect to all matters as may properly come before the meeting or any adjournments thereof. Receipt of Notice of Meeting dated November 1, 1996 is hereby acknowledged.

The Board of Directors recommends a vote for the election of the three nominees as Class II directors.

1.    ELECTION OF CLASS II DIRECTORS:

      NOMINEES:  JOSEPH DELARIO, WALTER KOWSH, JR. AND JOHN C. FRIEBERG

      |_|  FOR ALL LISTED NOMINEES                     |_|  WITHHOLD AUTHORITY
           (EXCEPT AS MARKED)


     ----------------------------------------
     (To withhold  authority to vote for any
     individual nominee, write that nominee's name in the space provided above.)

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR ON THE REVERSE SIDE.

Dated ___________________, 1995



                    ---------------------------------------------------------


                    ---------------------------------------------------------
                                            (Signature(s))

                    ---------------------------------------------------------

                    *Please sign exactly as name(s) appear(s) to the left. If joint account, all joint owners should sign. When signing as attorney, trustee, administrator, executor, etc., state full title.


            PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO
           THE OFFICE OF LAWRENCE AURIANA, 140 EAST 45TH STREET, 43RD
                            FLOOR NEW YORK, NY 10017.